SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                            FORM 8-K/A


          Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934


        Date of Report (Date of earliest event reported):

                         January 16, 1998



                WORLDWIDE INTERNET MARKETING, INC.
        (Exact name of registrant as specified in its charter)



        COLORADO                 0-25818   84-1293163
        (State or other jurisdiction       Commission     (I.R.S. Employer
        of incorporation or           Number    Identification No.)
        organization)

        14 East Main Street
        P. O. Box 309
        Los Gatos,  CA           95301

        (Address of Principal Office)        Zip Code

        Issuer's telephone number:    (408) 354-6081

        ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        (a) In accordance with the terms of an Agreement for Purchase and Sale of Stock dated January 16, 1998, executed to memorialize an oral agreement made between the parties on December 5, 1997, on January 16, 1998, the registrant formally completed the acquisition of a controlling interest in Futurenet Online International, Inc., a Colorado corporation
        (FNI), by purchasing 80% (800,000 shares) of the issued and outstanding common stock of FNI from Futurenet Online, Inc., a California corporation (FNO).

             FNO is a wholly-owned subsidiary of Futurenet, Inc., a Nevada corporation, formed to serve as an operating entity to engage in the network marketing business using the name and the business system developed by Futurenet. On September 30, 1997, FNO formed FNI as a wholly-owned subsidiary of FNO, for the purpose of assigning to FNI all rights to engage in the network marketing business in countries outside the United States using the name and business system developed by Futurenet.

             In addition to acquisition of shares of FNI, as part of the same transaction, the registrant acquired 1,000,000 warrants to purchase shares of Futurenet. Each warrant entitles the holder thereof to purchase one share of common stock of Futurenet at a price of $1.00 per share at any time during a period of three years commencing on January 16, 1998.

             The purchase price for the 800,000 shares of FNI was $3,000,000 which was paid $1,000,000 in cash and $2,000,000 through execution of a promissory note in favor of FNO. The note bears interest at the rate of 6% per annum, requires quarterly payments commencing April 15, 1998, and is due and payable in full no later than January 15, 2000. The quarterly payments due under the note are equal to $15.00 multiplied by the number of television set-top internet access devices sold by FNI during the immediately preceding quarter.

             The purchase price for the 1,000,000 warrants of Futurenet was $1,000,000 which was paid in cash.

             The funds used by the registrant for payment of the $2,000,000 cash portion of the purchase price of the Shares and Warrants were funds received by the registrant from the private placement sale of its shares to accredited investors.

             The purchase price and terms of payment for the FNI shares were determined by negotiations between the registrant and FNO. However, the negotiations were not completed on an arm's length basis because Alan J. Setlin, who is Chairman of the Board and CEO of FNO, is also the direct or indirect owner of a total of 4,989,000 shares of common stock of the registrant, representing approximately 53.72% of its issued and outstanding stock.

             The purchase price for the Futurenet Warrants was based upon the closing bid price for the common stock of Futurenet as of December 5, 1997 (the date of the oral agreement memorialized by the written agreement dated January 16, 1998 which is attached hereto as an Exhibit). The agreement by Futurenet to sell the Warrants to the registrant was intended to provide an inducement and incentive to the registrant to proceed with the purchase of the Shares.

        ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (a) The following financial statements are filed as part of this report:

             (1) The audited balance sheet of the registrant for its fiscal year ended January 31, 1998, is for a date after the consummation of the acquisition of FNI. In addition, the operating results of FNI for a full fiscal year (or for such shorter period for which FNI has been in existence) are reflected in the audited financial statements of the registrant for its fiscal year ended January 31, 1998. Accordingly, in accordance with the provisions of Rule 3-05(b) of Regulation S-X, the financial statements of FNI which would otherwise be required to be filed with this report, are hereby incorporated by reference from the registrant's report on Form 10-KSB for its fiscal year ended January 31, 1998, which report was filed with the Commission on May 18, 1998.

             (c)  The following Exhibits are filed as part of this report:

             Exhibit (2) - Agreement for Purchase and Sale of Stock


        SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        WORLDWIDE INTERNET MARKETING, INC.
        (Registrant)
        May 29, 1998
        (Date)
        /s/ __________________________
        Frederick Neebling, President
        (Signature)

        Exhibit 2 -
             AGREEMENT FOR PURCHASE AND SALE OF STOCK


             THIS AGREEMENT, made and entered into this 16th day of January, 1998, to memorialize an oral agreement entered into on or about December 5, 1997, by and between Worldwide Internet Marketing, Inc., a Colorado corporation, hereinafter referred to as "Buyer," Futurenet Online, Inc., a California corporation, hereinafter referred to as "Seller," and Futurenet, Inc., a Nevada corporation, hereinafter referred to as "Futurenet";

                           WITNESSETH:

             WHEREAS, Seller is a wholly-owned subsidiary of Futurenet, formed to serve as the operating entity to engage in the network marketi ng business using the name and the business system developed by Futurenet; and

             WHEREAS, on or about September 30, 1997, Seller formed
        Futurenet Online International, Inc., a Colorado corporation, (hereinafter "FNI"), as a wholly-owned subsidiary corporation of Seller, for the purpose of assigning to FNI all rights previously held by Seller to engage in the network marketing business in countries outside of the United States using the name and business system developed by the Futurenet; and

             WHEREAS, Seller is the owner of 1,000,000 shares of common stock of FNI, constituting 100% of the issued and outstanding common stock of FNI; and

             WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, pursuant to and in accordance with the terms of this Agreement, 800,000 shares of common stock of FNI, representing 80% of the issued and outstanding common stock of FNI; and

             WHEREAS, as an inducement and incentive to Buyer to proceed with the purchase of shares of common stock of FNI, simultaneously with the purchase of such shares, Futurenet desires to sell to Buyer and Buyer desires to purchase from Futurenet, pursuant to and in accordance with
        the terms of this Agreement, 1,000,000 warrants to purchase shares of common stock of Futurenet at a price of $1.00 per share.

             NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

             1.   Sale of Shares.     Seller hereby sells and Buyer hereby
        purchases 800,000 shares of common stock of FNI (the "Shares"). The purchase price for the Shares shall be $3,000,000.00, payable in the manner specified herein.

             2.   Sale of Warrants.   Futurenet hereby sells and Buyer
        hereby purchases 1,000,000 warrants of Futurenet (the "Warrants"), each of which entitles the holder thereof to purchase one share of common stock of Futurenet at a price of $1.00 per share at any time during a period of three years commencing on the date of this Agreement. The purchase price for the Warrants shall be $4,000,000 payable in the manner specified herein.

             3.   Payment of Purchase Price for Shares.   The purchase
        price for the Shares shall be payable as follows:

        (a) $1,000,000 payable in cash, certified funds or wire transfer, prior receipt of which is hereby acknowledged by Seller; and

        (b) $2,000,000 through execution by Buyer of a promissory note in the form attached hereto as Exhibit A. Such promissory note shall be executed at Closing provided for herein, shall bear interest at the rate of 6% per annum, and if not sooner paid, shall be due and payable in full on
        January 15, 2000. The note shall require quarterly payments throughout its term in an amount equal to $15.00 multiplied by the number of television set-top internet access devices sold by FNI during the immediately preceding quarter. The first such quarterly payment shall be
        due and payable on or before April 15, 1998, and the amount of payment due on that date shall be based on sales of television set-top internet access
        devices sold by FNI during the period from December 5, 1997 (the date of the oral agreement which is being memorialized by execution of this Agreement) through and including March 31, 1998. Additional quarterly payments shall be due and payable on each July 15, October 15, and January 15 thereafter throughout the term of the note until it is paid in
        full, with payment amounts determined by sales of television set-top internet access devices during the immediately preceding calendar quarter.
        For purposes of calculating the amount of each quarterly payment due under the note, the number of television set-top internet access devices sold by FNI during any calendar quarter shall be based on cash accountin
g
        and shall reflect the number of such devices for which FNI received payment in full during the quarter.

             4. Payment of Purchase Price for Warrants. The purchase price for the Warrants shall be payable $1,000,000 in cash, certified funds
        or wire transfer, prior receipt of which is hereby acknowledged by Futurenet.

             5. Closing. The Closing of the transactions provided for herein shall take place at 10:00 a.m. on January 16, 1998, at the offices
        of Seller, or at such other date and time as the parties may mutually agree in writing. At the Closing, Seller shall deliver to Buyer certificates representing the Shares endorsed in blank with signature guaranteed, and Futurenet shall deliver to Buyer certificates for the Warrants. At the Closing, Buyer shall deliver to Seller the fully executed promissory note
        in the form attached hereto as Exhibit A.

             6.   Representations and Warranties of Seller.    Seller hereby
        makes the following representations and warranties, each of which is being relied upon by Buyer:

                  6.01 Organization, Capitalization, etc.

                       (a) FNI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, and is qualified in no other state. FNI does not own property or conduct any activities in any other state which would require qualification to do
        business in such other state.

                       (b) The authorized capital stock of FNI consists of 1,000,000 shares, no par value common stock. As of the date of execution of this Agreement, FNI has a total of 1,000,000 shares of its common stock issued and outstanding. All of the shares owned by the Seller are owned free and clear of any liens, claims, options, charges, or
        encumbrances of whatsoever nature. The Seller has the unqualified right to sell, assign, and deliver the Shares and, upon consummation of the transaction contemplated by this Agreement, the Buyer shall acquire good and valid title to the Shares, free and clear of all liens, claims, options,
        charges, and encumbrances of whatsoever nature. The Buyer acknowledges that the Shares being acquired from the Seller are unregistered and are therefore "restricted" securities. There are no outstanding options or other agreements of any nature whatsoever relating
        to the issuance by FNI of any shares of its capital stock.

                  6.02 Articles of Incorporation and Bylaws.   Copies
        of the Articles of Incorporation and Bylaws of FNI, as amended to date, as delivered to Buyer following execution of this Agreement, will be complete and accurate as of the date of delivery. The minute books of FNI contain sufficient and accurate records of all meetings of the stockholders and directors of FNI and of all other corporate action taken
        by its stockholders and directors. The stock ledger books of FNI as delivered to the Buyer following execution of this Agreement, will accurately reflect the names of the record holders of all issued and outstanding shares of FNI.

                  6.03 Authority; No Violation. The execution and delivery of this Agreement by the Seller and the consummation by Seller of the transactions contemplated hereby have been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Articles of Incorporation or Bylaws of FNI or Seller, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which FNI or the Seller is a party or by which FNI or the Seller is bound.

                  6.04 Financial Statements. Financial statements for FNI are not currently available. However, Seller represents that the financial
        information regarding FNI previously provided to Buyer by Seller, receipt of which is acknowledged by Buyer, is true and correct and provides a fair and accurate presentation of the financial condition and the assets and
        liabilities (whether accrued, absolute, contingent, or otherwise) of FNI as of the date provided. By execution of this Agreement, Buyer and Seller acknowledge and agree that as a newly formed entity, the current financial
        condition of FNI is not a significant factor in the completion of the transaction described herein. Notwithstanding the foregoing, however, Seller hereby represents and warrants that any and all audited financial statements of FNI which are required to be filed by Buyer to satisfy its reporting obligations under the Securities Exchange Act of 1934 shall be provided to Buyer in a timely fashion following Closing.

                  6.05 Tax Returns. FNI has duly filed, or prior to Closing will file all tax reports and returns required to be filed by it, and
        has fully paid, or will as of Closing have fully paid, all taxes and other charges claimed to be due from it by federal, state, or local taxing authorities (including without limitation those due in respect of its properties, income, franchises, licenses, sales, and payrolls); there are no
        liens upon any of FNI's property or assets; there are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted against FNI.

                  6.06 Undisclosed Liabilities. Except to the extent reflected in the financial information regarding FNI previously provided
        to Buyer, FNI, as of such date, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, the Seller does not know or have any reasonable grounds to know of any basis for the assertion against FNI of any liability or obligation of any nature or in any amount not fully reflected in such financial information.

                  6.07 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of Seller, threatened against
        FNI, and the Seller does not know or have any reason to know of any basis for any such action, proceedings, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of the FNI that may materially and adversely affect such business, assets or prospects.

                  6.08 Disclosure. The Seller has disclosed to the Buyer all facts material to the assets, prospects, and business of FNI. No representation or warranty by the Seller contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buyer pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of FNI with proper information as to FNI and its affairs.

                  6.09 Certified List of Officers and Directors and of Bank Accounts. The Seller has delivered to Buyer a true and complete list certified by FNI's Secretary, as of December 5, 1997, and as of the date of Closing, showing: (i) the names of all of FNI's directors and officers;
       and (ii) the name of each bank in which FNI has an account, or safe deposit box, and the names of all persons authorized to draw thereon, or to have access thereto.

                  6.10 No Employees. As of December 5, 1997 (the date of the oral agreement which is being memorialized by execution of this Agreement), and as of the date of Closing, FNI will have no employees.

                  6.11 No Contracts or Commitments.  Except as listed in
        Schedule 6.11 attached hereto and incorporated herein by this reference, FNI did not have as of December 5, 1997 (the date of the oral agreement which is being memorialized by execution of this Agreement), and as of the date of Closing will not have, any commitments, agreements or contracts outstanding other than it's contract with the Seller pursuant to which Seller has transferred and assigned to FNI all of its right, title and interest in and to use of the "Futurenet" tradename and business system in countries outside the United States, including, but not limited to, the right to market television set-top internet access devices using the network marketing system developed by Futurenet.

             7.   Representations and Warranties of Buyer.     Buyer hereby
        makes the following representations and warranties, each of which is being relied upon by Seller and by Futurenet:

                  7.01 Organization, etc. The Buyer is a corporation formed under the laws of the State of Colorado.

                  7.02 Authority; No Violation.  The execution and
        delivery of this Agreement by the Buyer and the consummation by the
      Buyer of the transactions contemplated hereby have been duly authorized.
        Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of the laws of Colorado or the laws of any state of the United States.

                  7.03 Representations Regarding the Acquisition of the Shares and Warrants.

                       (a)  THE UNDERSIGNED BUYER
        UNDERSTANDS THAT THE SHARES AND THE WARRANTS
        HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
        UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR
        ANY STATE SECURITIES AGENCIES;

                       (b)  The Buyer is not an underwriter and is
        acquiring the Shares and the Warrants solely for investment and not with a view to, or for, resale in connection with any distribution within the meaning of the federal securities act, the state securities acts or any other applicable state securities acts;

                       (c) The Buyer understands the speculative nature and risks of acquisition of the Shares and the Warrants and confirms that the Shares and the Warrants are suitable and consistent with Buyer's investment program and that Buyer's financial position enables it to bear the risk of the investment, and that there may not be any public market for the Shares or the Warrants purchased herein;

                       (d) Neither FNI, Seller nor Futurenet is under any obligation to register or seek an exemption under any federal and/or state securities acts for any sale or transfer of the Shares or the Warrants by the Buyer, or to cause or permit the Shares or the Warrants to be transferred in the absence of any such registration or exemption and the Buyer herein must hold the Shares and the Warrants indefinitely unless they are subsequently registered under any federal and/or state securities acts or an exemption from registration is available;

                       (e) The Buyer has had the opportunity to ask questions of FNI, Seller and Futurenet and receive additional information from them to the extent they possessed such information, or could acquire it without unreasonable effort or expense to the extent necessary to evaluate the merits and risks of any investment in the Shares and the
       Warrants.  Further, the Buyer has been given:  (1) All material books and records of FNI; (2) all material contracts and documents relating to the proposed transaction; and, (3) an opportunity to question FNI, Seller and Futurenet and the executive officers of such companies, concerning FNI and Futurenet.

             8. Liabilities; Indemnification by Seller. Seller hereby agrees to indemnify and hold Buyer and FNI harmless from liability for any undisclosed debts and obligations of FNI which may be outstanding as of the date hereof.

             9.   Survival of Representations, Warranties and Agreements.
        All representations, warranties and agreements contained herein shall survive the Closing.

             10. Notices. All notices, letters, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given if delivered in person or deposited in the United States mail
     (registered or certified, return receipt requested) or otherwise actually delivered:

        a.   If to Seller:

        Futurenet Online, Inc.
        28460 Avenue Stanford
        Valencia, CA 91355
        ATTN: Christopher Lobato

        b.   If to Buyer:

        Worldwide Internet Marketing, Inc.
        14 E. Main Street
        P.O. Box 309
        Los Gatos, CA 95031
        ATTN: Frederick Neebling

        With a copy to:

        Thomas K. Russell, Esq.
        32 Antibes
        Laguna Niguel, CA 92677

        c.   If to Futurenet:

        Futurenet, Inc.
        28460 Avenue Stanford
        Valencia, CA 91355
        ATTN: Alan J. Setlin

             11. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, legal representatives, successors and assigns.

             12. Entirety. This Agreement shall be deemed to constitute the entire agreement of the parties and supersedes any and all prior agreements, arrangements, or understandings between the parties relating to the subject matter hereof. No oral understandings, statements, promises or inducements contrary to the terms of this Agreement exist. The representations, warranties, covenants and agreements between the parties shall be as set forth herein, and neither party shall be bound by any prior, contemporaneous or subsequent statement, condition, representation or understanding unless the same is set forth in a written amendment attached hereto.

             13. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Colorado.

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


        BUYER:
        WORLDWIDE INTERNET
         MARKETING, INC.,
        a Colorado corporation

        By: /s/Frederick Neebling,
             President

        SELLER:

        FUTURENET ONLINE,
        INC., a California
        corporation

        By: /s/Christopher Lobato
             President

        FUTURENET:

        FUTURENET, INC.,
        a Nevada corporation

        By: /s/Alan J. Setlin
             President